Exhibit 32.1



     SECTION 1350 CERTIFICATIONS

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Standard Microsystems Corporation (the Company), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: September 19, 2003             By: /s/ Steven J. Bilodeau
                                           --------------------------
                                                 (signature)

                                           Steven J. Bilodeau
                                           Chairman of the Board, President and
                                           Chief Executive Officer


                                           By: /s/ Andrew M. Caggia
                                           --------------------------
                                                 (signature)

                                           Andrew M. Caggia
                                           Senior Vice President - Finance
                                           and Chief Financial Officer